Filed under Rule 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Moderate Growth Portfolio

(each a “Portfolio” and together, the “Portfolios”)

Supplement dated April 30, 2019, to the Portfolios’ Summary Prospectuses

dated July 27, 2018, as supplemented and amended to date

On March 27, 2019, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), including a majority of those trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a new Investment Sub-Advisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Morgan Stanley Investment Management Inc. (“MSIM”) with respect to the Portfolios. MSIM will replace Janus Capital Management LLC (“Janus”) as a subadviser to the Portfolios.

At the meeting, the Board approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Portfolios. Pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolios so that the advisory fee rate payable by the Portfolios to SunAmerica is as follows:

SA Multi-Managed Large Cap Growth Portfolio	0.73% on the first $250 million 0.67% on the next $250 million 0.58% above $500 million
SA Multi-Managed Growth Portfolio	0.82% on the first $250 million 0.77% on the next $250 million 0.72% above $500 million
SA Multi-Managed Income Portfolio	0.74% on the first $250 million 0.69% on the next $250 million 0.64% above $500 million
SA Multi-Managed Income/Equity Portfolio	0.77% on the first $250 million 0.72% on the next $250 million 0.67% above $500 million
SA Multi-Managed Moderate Growth Portfolio	0.80% on the first $250 million 0.75% on the next $250 million 0.70% above $500 million

It is currently anticipated these changes will become effective on or about May 1, 2019 (the “Effective Date”). The Fee Waiver Agreement will continue in effect until July 31, 2020. In addition, upon termination of the advisory agreement between SunAmerica and the Trust with respect to a Portfolio, the Fee Waiver Agreement will automatically terminate with respect to that Portfolio.

On the Effective Date, the following changes to the Prospectus will become effective:

For each Portfolio except the SA Multi-Managed Large Cap Growth Portfolio, in the section entitled “Portfolio Summary – Principal Investment Strategies of the Portfolio,” the final paragraph in this section is deleted and replaced with the following:

Under normal market conditions, the Subadviser for the Growth Component invests primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2018, these market capitalizations ranged between $262 million and

$768.7 billion. The Subadviser for the Growth Component emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Subadviser for the Growth Component seeks to invest in companies with strong name recognition and sustainable competitive advantages. The Subadviser for the Growth Component typically favors companies with rising returns on invested capital, above-average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Subadviser for the Growth Component studies on an ongoing basis company developments, including business strategy and financial results. The Subadviser for the Growth Component generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria. The Growth Component may invest in foreign securities, which may include emerging market securities. The Growth Component may invest in equity securities.

For the SA Multi-Managed Large Cap Growth Portfolio, in the section entitled “Portfolio Summary – Principal Investment Strategies of the Portfolio,” the final paragraph in this section is deleted and replaced with the following:

The Portfolio is actively managed by two subadvisers, one of which uses a bottom-up stock selection process, seeking attractive investments on an individual company basis. To balance the risks of the Portfolio, a portion of the Portfolio is passively managed by the adviser who seeks to track an index or a subset of an index.

For SA Multi-Managed Growth Portfolio, SA Multi-Managed Income Portfolio, and SA Multi-Managed Large Cap Growth Portfolio, the following is added to the section entitled “Portfolio Summary – Principal Risks of Investing in the Portfolio.”

Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

In the section entitled “Investment Adviser,” any reference to Janus is deleted in its entirety and replaced with “Morgan Stanley Investment Management Inc. (“MSIM”).”

In the section entitled “Investment Adviser — Portfolio Managers” any reference to Janus is deleted in its entirety and replaced with the following:

Portfolio Managers
Name and Title	Portfolio Manager
of the Portfolios Since
Growth Component – MSIM

Dennis P. Lynch Managing Director	2019

Sam G. Chainani, CFA Managing Director	2019

Jason C. Yeung, CFA Managing Director	2019

Armistead B. Nash Managing Director	2019

David S. Cohen

Managing Director	2019

Alexander T. Norton Executive Director	2019

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.